Fees Summary	Oct. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,692,000.00
Previously Paid Amount	0.00
Total Fee Amount	509.87
Total Offset Amount	0.00
Net Fee	$ 509.87